Lend Lease Funds

               Supplement dated August 1, 2002 to the Statement of
                   Additional Information dated May 31, 2002


This Supplement updates certain information contained in Lend Lease Funds' Statement of Additional Information ("SAI") dated May 31, 2002. You should retain both the Supplement and the SAI for future reference. Additional copies of the SAI may be obtained free of charge by calling 1-877-563-5327.

Effective August 1, 2002, Lend Lease Real Estate Investments, Inc. ("Advisor") announced today that it has increased its 50% ownership stake in Lend Lease Rosen Real Estate Securities, Inc. ("Lend Lease Rosen") to 74.9% and has entered into a three year agreement to purchase the remainder of the company from its partner, Rosen Financial Services II, Inc. ("RFS II"). The Fund intends to seek shareholder approval of a new sub-advisory agreement with Lend Lease Rosen in connection with the change of control of Lend Lease Rosen that will take place as the Advisor completes its purchase of the remainder of RFS II's interest.

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